                                                                    EXHIBIT 99.4

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan
Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law.
Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co.
Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Asset Backed Certificates
MSAC
2004-NC8

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                                        FORWARD
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  Per       Date          Coll_Bal        XS_Interest    1mLIBOR     6mLIBOR     XS as %
----------------------------------------------------------------------------------------

    1    12/25/2004    709,579,320.83    2,037,741.30       1.94       2.25       3.45%    *Prefund
    2     1/25/2005    697,306,687.95    1,539,422.48      3.045     3.3055       2.65%    *Prefund
    3     2/25/2005    684,280,727.64    1,627,580.02     3.1782     3.3862       2.85%    *Prefund
    4     3/25/2005    670,493,959.01    1,928,028.30     3.3074     3.4512       3.45%
    5     4/25/2005    655,939,246.70    1,628,596.32      3.398     3.5058       2.98%
    6     5/25/2005    641,520,339.07    1,663,991.80     3.3878     3.5539       3.11%
    7     6/25/2005    627,233,867.31    1,520,469.93     3.4576     3.6156       2.91%
    8     7/25/2005    613,077,374.69    1,517,913.95     3.5216     3.6767       2.97%
    9     8/25/2005    599,049,300.56    1,395,154.51     3.5606     3.7384       2.79%
   10     9/25/2005    585,149,050.51    1,329,195.92     3.6231     3.8117       2.73%
   11    10/25/2005    571,376,693.51    1,329,866.22     3.6878     3.8879       2.79%
   12    11/25/2005    557,753,361.69    1,199,102.37     3.7559     3.9605       2.58%
   13    12/25/2005    544,428,380.86    1,202,938.58     3.8205     4.0341       2.65%
   14     1/25/2006    531,418,447.79    1,077,369.74     3.8891     4.1082       2.43%
   15     2/25/2006    518,717,178.45    1,002,583.61     3.9956     4.1818       2.32%
   16     3/25/2006    506,317,328.21    1,136,342.91     4.0699     4.2438       2.69%
   17     4/25/2006    494,211,731.95      893,229.80     4.1335     4.3053       2.17%
   18     5/25/2006    482,393,439.31      910,997.16     4.1879      4.363       2.27%
   19     6/25/2006    470,855,663.66      799,938.08      4.256     4.4154       2.04%
   20     7/25/2006    459,591,778.19      815,833.76     4.3214      4.466       2.13%
   21     8/25/2006    448,595,312.18      801,442.12     4.3604     4.5147       2.14%
   22     9/25/2006    437,866,545.80    1,313,405.82     4.4238     4.5609       3.60%
   23    10/25/2006    427,416,557.19    1,317,234.81     4.4837     4.6064       3.70%
   24    11/25/2006    417,213,954.82    1,219,991.63     4.4984     4.6476       3.51%
   25    12/25/2006    407,252,910.48    1,226,043.39      4.556     4.6902       3.61%
   26     1/25/2007    397,527,732.90    1,120,212.98     4.6111     4.7313       3.38%
   27     2/25/2007    388,032,864.50    1,107,306.97     4.6338     4.7716       3.42%
   28     3/25/2007    378,764,182.43    1,443,524.03     4.6896     4.8102       4.57%
   29     4/25/2007    369,740,425.75    1,230,909.62     4.7387     4.8483       3.99%
   30     5/25/2007    360,929,930.18    1,250,228.16     4.7477     4.8842       4.16%
   31     6/25/2007    352,327,679.01    1,152,532.06     4.7976     4.9205       3.93%
   32     7/25/2007    343,928,773.27    1,161,026.11      4.846     4.9563       4.05%
   33     8/25/2007    335,728,428.91    1,102,134.84     4.8601     4.9909       3.94%
   34     9/25/2007    327,721,373.80    1,178,202.56     4.9086     5.0271       4.31%
   35    10/25/2007    319,913,289.67    1,185,764.62     4.9534     5.0632       4.45%
   36    11/25/2007    312,289,493.76    1,105,403.13     4.9628     5.0967       4.25%
   37    12/25/2007    304,845,822.49    2,657,839.26     5.0088      5.131      10.46%
   38     1/25/2008    297,578,040.86    1,221,498.78      5.052     5.1643       4.93%
   39     2/25/2008    290,482,013.20    1,202,910.36     5.0736     5.1974       4.97%
   40     3/25/2008    283,555,051.79    1,300,227.84     5.1192     5.2296       5.50%
   41     4/25/2008    276,797,068.05    1,173,875.19     5.1573     5.2619       5.09%
   42     5/25/2008    270,198,756.89    1,186,845.86     5.1639     5.2931       5.27%
   43     6/25/2008    263,756,329.50    1,106,951.42     5.2056     5.3246       5.04%
   44     7/25/2008    257,466,121.72    1,113,092.91     5.2449     5.3562       5.19%
   45     8/25/2008    251,324,555.31    1,052,032.61     5.2637     5.3869       5.02%
   46     9/25/2008    245,329,113.61    1,054,159.69     5.3055     5.4087       5.16%
   47    10/25/2008    239,479,236.54    1,060,797.19     5.3413     5.4288       5.32%
   48    11/25/2008    233,767,581.98      994,779.87     5.3511     5.4472       5.11%
   49    12/25/2008    228,190,876.34    1,000,680.72     5.3911      5.472       5.26%
   50     1/25/2009    222,745,947.87      932,764.60     5.4272     5.4969       5.03%
   51     2/25/2009    217,429,699.20      920,055.26     5.3926     5.5233       5.08%
   52     3/25/2009    212,239,372.01    1,016,901.04     5.4223     5.5613       5.75%
   53     4/25/2009    207,173,649.74      882,781.39     5.4575     5.6018       5.11%
   54     5/25/2009    202,227,665.23      889,005.67     5.4947     5.6411       5.28%
   55     6/25/2009    197,398,591.20      826,829.08     5.5387     5.6789       5.03%
   56     7/25/2009    192,683,605.01      833,567.27     5.5787     5.7025       5.19%
   57     8/25/2009    188,079,132.62      779,891.79     5.6161     5.7209       4.98%
   58     9/25/2009    183,578,692.36      774,377.01     5.6541     5.7388       5.06%
   59    10/25/2009    179,185,148.64      781,647.76      5.692     5.7563       5.23%
   60    11/25/2009    174,895,678.42      728,492.11     5.7189     5.7708       5.00%
   61    12/25/2009    170,707,750.12      746,484.78     5.6775     5.7876       5.25%
   62     1/25/2010    166,618,976.20      698,213.52     5.6876     5.8082       5.03%
   63     2/25/2010    162,627,024.20      678,745.31      5.721     5.8304       5.01%
   64     3/25/2010    158,729,843.81      751,566.33     5.7554     5.8518       5.68%
   65     4/25/2010    154,926,076.55      647,919.86      5.787     5.8733       5.02%
   66     5/25/2010    151,212,416.88      655,591.32     5.8146     5.8949       5.20%
   67     6/25/2010    147,586,725.55      615,586.92      5.799     5.9167       5.01%
   68     7/25/2010    144,046,933.78      624,223.35      5.816     5.9511       5.20%
   69     8/25/2010    140,591,020.59      582,910.47     5.8468     5.9884       4.98%
   70     9/25/2010    137,217,281.85      578,543.76     5.8789     6.0267       5.06%
   71    10/25/2010    133,924,971.27      566,376.73     5.9113     6.0655       5.07%
   72    11/25/2010    130,710,687.39      459,160.01     5.9455     6.1016       4.22%
   73    12/25/2010    127,572,586.32      466,239.21     5.9992     6.1387       4.39%
   74     1/25/2011    124,508,876.86      429,013.26     6.0378     6.1634       4.13%
   75     2/25/2011    121,517,808.36      418,321.23      6.071     6.1846       4.13%
   76     3/25/2011    118,597,948.72      482,767.81     6.1042     6.2048       4.88%
   77     4/25/2011    115,748,614.82      404,967.52     6.1344     6.2252       4.20%
   78     5/25/2011    112,966,846.51      414,322.27     6.1608     6.2458       4.40%
   79     6/25/2011    110,251,050.19      386,135.48      6.144     6.2615       4.20%
   80     7/25/2011    107,599,673.61      395,958.99       6.16     6.2521       4.42%
   81     8/25/2011    105,011,199.91      365,558.71     6.1899     6.2343       4.18%
   82     9/25/2011    102,484,206.48      355,350.22      6.221     6.2151       4.16%
   83    10/25/2011    100,017,250.06      363,593.00     6.2514     6.1944       4.36%
   84    11/25/2011     97,608,849.72      336,930.79     6.2559     6.1717       4.14%
   85    12/25/2011     95,257,626.77      359,936.67     6.0895     6.1532       4.53%
   86     1/25/2012     92,962,233.58      337,742.34     6.0542     6.1585       4.36%
   87     2/25/2012     90,721,354.79      328,058.81     6.0765      6.172       4.34%
   88     3/25/2012     88,533,639.91      349,666.56     6.1009     6.1849       4.74%
   89     4/25/2012     86,397,732.31      308,956.01     6.1236     6.1982       4.29%
   90     5/25/2012     84,312,586.42      316,191.38     6.1425     6.2117       4.50%
   91     6/25/2012     82,277,005.71      295,632.22     6.1225     6.2254       4.31%
   92     7/25/2012     80,289,822.25      303,071.76     6.1321     6.2514       4.53%
   93     8/25/2012     78,349,895.37      281,638.78     6.1539     6.2801       4.31%
   94     9/25/2012     76,456,213.81      279,293.02     6.1769     6.3099       4.38%
   95    10/25/2012     74,608,216.99      285,376.61        6.2       6.34       4.59%
   96    11/25/2012     72,804,182.04      264,357.42     6.2255     6.3676       4.36%
   97    12/25/2012     71,043,070.44      268,869.10      6.273     6.3971       4.54%
   98     1/25/2013     69,323,870.83      220,806.46     6.3033     6.4207       3.82%
   99     2/25/2013     67,645,594.92      215,941.34     6.3273     6.4435       3.83%
  100     3/25/2013     66,007,414.10      254,831.90     6.3511     6.4654       4.63%
  101     4/25/2013     64,408,938.64      210,249.72     6.3725      6.488       3.92%
  102     5/25/2013     62,848,523.83      217,164.17     6.3956     6.5109       4.15%
  103     6/25/2013     61,325,270.07      199,751.88     6.4123     6.5335       3.91%
  104     7/25/2013     59,838,301.27      206,446.17     6.4339     6.5628       4.14%
  105     8/25/2013     58,386,761.46      190,294.29     6.4567     6.5931       3.91%
  106     9/25/2013     56,969,924.54      190,187.06     6.4803     6.6245       4.01%
  107    10/25/2013     55,587,485.60      196,193.61     6.5041     6.6561       4.24%
  108    11/25/2013     54,237,995.68      180,183.30     6.5306     6.6851       3.99%
  109    12/25/2013     52,920,675.43      184,827.07     6.5824      6.715       4.19%
  110     1/25/2014     51,634,766.27      169,387.65     6.6144       6.73       3.94%
  111     2/25/2014     50,379,526.81      165,642.09     6.6391      6.741       3.95%
  112     3/25/2014     49,154,328.42      194,235.97     6.6634     6.7508       4.74%
  113     4/25/2014     47,958,802.59      160,571.03      6.685      6.761       4.02%
  114     5/25/2014     46,791,802.32      166,058.10     6.7025     6.7721       4.26%
  115     6/25/2014     45,652,653.10      154,695.18     6.6709     6.7784       4.07%
  116     7/25/2014     44,540,697.39      160,236.94     6.6768     6.7649       4.32%
  117     8/25/2014     43,455,292.84      147,653.17     6.6983     6.7447       4.08%
  118     9/25/2014     42,395,831.30      143,345.56     6.7212      6.724       4.06%
  119    10/25/2014     41,361,790.80      148,023.53     6.7433      6.702       4.29%
  120    11/25/2014     40,352,458.92      137,098.15     6.7426     6.6779       4.08%
  121    12/25/2014     39,367,252.20      146,706.29     6.5919     6.6588       4.47%
  122     1/25/2015     38,405,600.03      137,367.86     6.5581     6.6638       4.29%
  123     2/25/2015     37,466,945.57      133,951.07     6.5751     6.6775       4.29%
  124     3/25/2015     36,550,710.60      151,204.39     6.5938     6.6905       4.96%
  125     4/25/2015     35,656,306.97      127,158.79     6.6102     6.7041       4.28%
  126     5/25/2015     34,783,313.71      130,897.97     6.6266     6.7185       4.52%
  127     6/25/2015     33,931,224.34      121,896.83     6.6237      6.732       4.31%
  128     7/25/2015     33,099,544.49      125,548.21     6.6356     6.7528       4.55%
  129     8/25/2015     32,287,791.30      116,813.19     6.6528     6.7744       4.34%
  130     9/25/2015     31,495,537.81      115,966.72     6.6712     6.7972       4.42%
  131    10/25/2015     30,722,542.73      119,170.59     6.6895     6.8199       4.65%
  132    11/25/2015     29,968,079.69      110,747.66      6.709     6.8411       4.43%
  133    12/25/2015     29,231,709.22      113,470.47     6.7429     6.8637       4.66%
  134     1/25/2016     28,513,003.28      105,431.49     6.7654     6.8832       4.44%
  135     2/25/2016     27,811,543.62      103,409.46     6.7843     6.9029       4.46%
  136     3/25/2016     27,126,973.99      113,213.43     6.8028     6.9216       5.01%
  137     4/25/2016     26,459,115.11      100,724.32     6.8199     6.9411       4.57%
  138     5/25/2016     25,807,292.01      103,375.51      6.839     6.9609       4.81%
  139     6/25/2016     25,171,124.08       96,361.47     6.8587     6.9762       4.59%
  140     7/25/2016     24,550,240.64       98,883.01     6.8781     6.9666       4.83%
  141     8/25/2016     23,944,279.43       92,384.71     6.8959     6.9487       4.63%
  142     9/25/2016     23,352,903.13       90,542.47     6.9147     6.9305       4.65%
  143    10/25/2016     22,775,766.49       92,897.42     6.9326     6.9113       4.89%
  144    11/25/2016     22,212,513.94       87,143.34     6.9309       6.89       4.71%
  145    12/25/2016     21,662,816.34       91,566.90     6.8025     6.8727       5.07%
  146     1/25/2017     21,126,351.99       86,554.72     6.7733     6.8694       4.92%
  147     2/25/2017     20,602,806.90       84,693.87     6.7876     6.8714       4.93%
  148     3/25/2017     20,091,849.68       93,125.19     6.8032     6.8726       5.56%
  149     4/25/2017     19,593,105.18       80,800.40     6.8164      6.874       4.95%
  150     5/25/2017     19,106,387.29       82,691.05     6.8256     6.8771       5.19%
  151     6/25/2017     18,631,410.58       78,512.99     6.7857     6.8797       5.06%
  152     7/25/2017     18,167,896.22       80,386.24     6.7833      6.898       5.31%
  153     8/25/2017     17,715,571.94       75,879.92     6.7965     6.9199       5.14%
  154     9/25/2017     17,274,185.85       75,125.07     6.8113     6.9431       5.22%
  155    10/25/2017     16,843,574.63       76,611.34      6.826     6.9662       5.46%
  156    11/25/2017     16,423,369.38       72,350.59      6.844      6.987       5.29%
  157    12/25/2017     16,013,322.34       73,415.49     6.8904     7.0097       5.50%
  158     1/25/2018     15,613,192.19       69,314.61     6.9143     7.0253       5.33%
  159     2/25/2018     15,222,743.13       68,191.55       6.93     7.0401       5.38%
  160     3/25/2018     14,841,774.31       75,259.30     6.9452     7.0537       6.08%
  161     4/25/2018     14,470,184.09       66,625.53     6.9581     7.0681       5.53%
  162     5/25/2018     14,107,592.35       67,748.63     6.9734     7.0834       5.76%
  163     6/25/2018     13,753,784.61       64,308.51     6.9836     7.0979       5.61%
  164     7/25/2018     13,408,551.92       65,364.74     6.9975       7.12       5.85%
  165     8/25/2018     13,071,690.17       62,213.70     7.0118     7.1429       5.71%
  166     9/25/2018     12,743,020.98       61,914.94     7.0271     7.1671       5.83%
  167    10/25/2018     12,422,464.58       62,829.02     7.0423     7.1913       6.07%
  168    11/25/2018     12,109,688.29       59,810.47     7.0611     7.2129       5.93%
  169    12/25/2018     11,804,506.52       60,425.14       7.11     7.2352       6.14%
  170     1/25/2019     11,506,738.47       57,558.28     7.1349       7.24       6.00%
  171     2/25/2019     11,216,207.43       56,711.05     7.1512     7.2403       6.07%
  172     3/25/2019     10,932,756.81       61,169.42     7.1668     7.2394       6.71%
  173     4/25/2019     10,656,269.03       55,314.66     7.1798     7.2386       6.23%
  174     5/25/2019     10,386,509.04       56,043.81     7.1882     7.2396       6.47%
  175     6/25/2019     10,123,316.26       54,030.34     7.1397     7.2323       6.40%
  176     7/25/2019      9,846,884.63       54,770.25     7.1348     7.1831       6.67%
  177     8/25/2019      9,569,139.19       52,498.13     7.1478     7.1209       6.58%
  178     9/25/2019      9,079,599.08       50,492.04     7.1626     7.0575       6.67%
  179    10/25/2019      8,847,860.04       50,965.10     7.1757     6.9922       6.91%
  180    11/25/2019      8,623,920.53       49,254.40     7.1484     6.9259       6.85%
  181    12/25/2019      8,405,437.45       50,913.60     6.8532     6.8655       7.27%
  182     1/25/2020      8,192,280.06       49,534.99     6.7687     6.8377       7.26%
  183     2/25/2020      7,984,321.04       48,626.98     6.7752     6.8206       7.31%
  184     3/25/2020      7,781,390.23       48,657.13     6.7845      6.803       7.50%
  185     4/25/2020      7,583,189.47       46,216.89     6.7923     6.7851       7.31%
  186     5/25/2020      7,389,835.07       46,473.68     6.7889     6.7691       7.55%
  187     6/25/2020      7,201,211.45       45,386.49     6.6926     6.7532       7.56%
  188     7/25/2020      7,017,205.18       45,626.08      6.668     6.7592       7.80%
  189     8/25/2020      6,837,705.66       44,287.26      6.674     6.7706       7.77%
  190     9/25/2020      6,662,597.76       43,650.64     6.6821     6.7832       7.86%
  191    10/25/2020      6,491,767.82       43,729.97       6.69     6.7957       8.08%
  192    11/25/2020      6,325,129.33       42,573.25     6.6995     6.8063       8.08%
  193    12/25/2020      6,162,581.71       42,576.62     6.7248     6.8185       8.29%
  194     1/25/2021      6,004,026.86       41,512.90     6.7375     6.8253       8.30%
  195     2/25/2021      5,849,368.92       41,062.94     6.7461     6.8317       8.42%
  196     3/25/2021      5,698,522.05       42,143.62     6.7542     6.8371       8.87%
  197     4/25/2021      5,551,424.63       40,307.75     6.7604      6.843       8.71%
  198     5/25/2021      5,407,947.97       40,257.78     6.7684     6.8501       8.93%
  199     6/25/2021      5,268,004.99       39,438.63     6.7668     6.8564       8.98%
  200     7/25/2021      5,131,510.76       39,357.20     6.7723      6.871       9.20%
  201     8/25/2021      4,998,382.38       38,632.93     6.7796     6.8868       9.27%
  202     9/25/2021      4,868,545.02       38,413.68     6.7879     6.9038       9.47%
  203    10/25/2021      4,741,954.52       38,276.31      6.796     6.9207       9.69%
  204    11/25/2021      4,618,490.62       37,633.38     6.8078     6.9355       9.78%
  205    12/25/2021      4,498,077.95       37,439.77     6.8498     6.9518       9.99%
  206     1/25/2022      4,380,643.10       36,869.89     6.8678     6.9605      10.10%
  207     2/25/2022      4,266,114.34       36,556.10     6.8769      6.968      10.28%
  208     3/25/2022      4,154,429.57       36,779.38     6.8854     6.9745      10.62%
  209     4/25/2022      4,045,550.63       36,053.92     6.8919     6.9816      10.69%
  210     5/25/2022      3,939,370.55       35,817.35     6.9006     6.9898      10.91%
  211     6/25/2022      3,835,824.17       35,421.64     6.9024     6.9972      11.08%
  212     7/25/2022      3,734,847.99       35,159.17     6.9092     7.0127      11.30%
  213     8/25/2022      3,636,379.99       42,375.84     6.9169     7.0292      13.98%
  214     9/25/2022      3,540,364.61      128,242.84     6.9256      7.047      43.47%
  215    10/25/2022      3,446,772.23      124,998.10     6.9341     7.0645      43.52%
  216    11/25/2022      3,355,508.89      121,832.19     6.9465     7.0801      43.57%
  217    12/25/2022      3,266,518.23      118,743.61     6.9902     7.0971      43.62%
  218     1/25/2023      3,179,745.39      115,730.38     7.0089     7.1063      43.68%
  219     2/25/2023      3,095,136.73      112,807.59     7.0185     7.1143      43.74%
  220     3/25/2023      3,012,645.70      110,033.52     7.0273     7.1212      43.83%
  221     4/25/2023      2,932,246.19      107,233.95     7.0342     7.1287      43.88%
  222     5/25/2023      2,853,855.80      104,502.70     7.0434     7.1374      43.94%
  223     6/25/2023      2,777,425.85      101,838.27     7.0456     7.1446      44.00%
  224     7/25/2023      2,702,908.87       99,239.03     7.0529     7.1549      44.06%
  225     8/25/2023      2,630,258.54       96,711.77      7.061     7.1649      44.12%
  226     9/25/2023      2,559,432.57       94,293.49     7.0701      7.176      44.21%
  227    10/25/2023      2,490,402.72       91,879.62     7.0789     7.1867      44.27%
  228    11/25/2023      2,423,105.93       89,524.82     7.0879      7.196      44.34%
  229    12/25/2023      2,357,500.15       87,227.83     7.1038     7.2054      44.40%
  230     1/25/2024      2,293,544.33       84,987.18      7.114     7.2011      44.47%
  231     2/25/2024      2,231,198.41       82,805.14     7.1233     7.1934      44.53%
  232     3/25/2024      2,170,424.62       80,679.87     7.1321     7.1845      44.61%
  233     4/25/2024      2,111,185.77       78,600.11     7.1393     7.1758      44.68%
  234     5/25/2024      2,053,442.07       76,571.51     7.1401     7.1684      44.75%
  235     6/25/2024      1,997,157.14       74,592.78     7.0803     7.1538      44.82%
  236     7/25/2024      1,942,295.46       72,651.82     7.0674     7.1015      44.89%
  237     8/25/2024      1,888,833.29       70,455.20      7.074     7.0376      44.76%
  238     9/25/2024      1,837,015.23       68,456.51     7.0823     6.9728      44.72%
  239    10/25/2024      1,786,469.74       66,681.63     7.0888     6.9063      44.79%
  240    11/25/2024      1,737,205.48       64,950.92     7.0576      6.839      44.87%
  241    12/25/2024      1,689,191.35       63,262.70     6.7748     6.7746      44.94%
  242     1/25/2025      1,642,396.73       61,616.21     6.6913     6.7205      45.02%
  243     2/25/2025      1,596,791.85       59,971.62     6.6931     6.6692      45.07%
  244     3/25/2025      1,552,331.54       58,185.01     6.6973     6.6174      44.98%
  245     4/25/2025      1,508,915.15       56,661.13     6.6992     6.5644      45.06%
  246     5/25/2025      1,466,608.61       55,175.53     6.6766     6.5165      45.15%
  247     6/25/2025      1,425,384.93       53,726.68     6.4606      6.467      45.23%
  248     7/25/2025      1,385,217.47       52,313.85      6.394     6.4467      45.32%
  249     8/25/2025      1,346,080.32       50,915.53     6.3928     6.4347      45.39%
  250     9/25/2025      1,307,939.10       49,472.58     6.3948     6.4235      45.39%
  251    10/25/2025      1,270,735.89       48,164.20     6.3963     6.4117      45.48%
  252    11/25/2025      1,234,491.59       46,888.64     6.3906     6.3988      45.58%
  253    12/25/2025      1,199,182.65       45,644.88     6.3396     6.3875      45.68%
  254     1/25/2026      1,164,786.02       44,432.20     6.3243     6.3768      45.78%
  255     2/25/2026      1,131,279.20       43,244.91     6.3253     6.3669      45.87%
  256     3/25/2026      1,098,637.97       42,063.58     6.3264     6.3563      45.94%
  257     4/25/2026      1,066,830.40       40,940.07     6.3261     6.3457      46.05%
  258     5/25/2026      1,035,849.15       39,844.79     6.3226     6.3371      46.16%
  259     6/25/2026      1,005,673.84       38,776.96     6.2784     6.3276      46.27%
  260     7/25/2026        976,284.50       37,735.96     6.2654     6.3294      46.38%
  261     8/25/2026        947,661.68       36,719.11     6.2651     6.3335      46.50%
  262     9/25/2026        919,785.43       35,723.60     6.2661     6.3386      46.61%
  263    10/25/2026        892,635.30       34,759.29     6.2668     6.3434      46.73%
  264    11/25/2026        866,196.31       33,819.28     6.2692      6.347      46.85%
  265    12/25/2026        840,450.81       32,902.99     6.2865     6.3514      46.98%
  266     1/25/2027        815,381.57       32,009.81     6.2919     6.3496      47.11%
  267     2/25/2027        790,971.77       31,139.85     6.2932     6.3466      47.24%
  268     3/25/2027        767,205.34       30,292.48      6.294     6.3429      47.38%
  269     4/25/2027        744,066.53       29,465.33     6.2936     6.3394      47.52%
  270     5/25/2027        721,539.08       28,659.12     6.2934     6.3374      47.66%
  271     6/25/2027        699,607.75       27,873.36     6.2773     6.3341      47.81%
  272     7/25/2027        678,257.66       27,107.53     6.2732     6.3358      47.96%
  273     8/25/2027        657,474.30       26,360.81     6.2732     6.3379      48.11%
  274     9/25/2027        637,243.33       25,632.94     6.2742     6.3409      48.27%
  275    10/25/2027        617,550.88       24,924.07     6.2749     6.3436      48.43%
  276    11/25/2027        598,383.72       24,233.25     6.2762     6.3454      48.60%
  277    12/25/2027        579,728.71       23,560.05      6.285     6.3484      48.77%
  278     1/25/2028        561,573.01       22,904.04     6.2877     6.3507      48.94%
  279     2/25/2028        543,904.09       22,265.31     6.2889     6.3538      49.12%
  280     3/25/2028        526,710.01       21,645.35     6.2896     6.3561      49.31%
  281     4/25/2028        509,980.12       21,038.36     6.2896     6.3589      49.50%
  282     5/25/2028        493,701.13       20,446.93     6.2921     6.3624      49.70%
  283     6/25/2028        477,861.68       19,870.68     6.3003     6.3653      49.90%
  284     7/25/2028        462,450.70       19,309.23      6.304     6.3726      50.10%
  285     8/25/2028        447,457.40       18,762.92     6.3045     6.3801      50.32%
  286     9/25/2028        432,871.63       18,235.06     6.3057     6.3885      50.55%
  287    10/25/2028        418,685.52       17,715.81     6.3066     6.3967      50.78%
  288    11/25/2028        404,886.03       17,209.95     6.3108     6.4035      51.01%
  289    12/25/2028        391,463.39       16,717.16     6.3409     6.4111      51.25%
  290     1/25/2029        378,408.06       16,237.11     6.3502      6.411      51.49%
  291     2/25/2029        365,710.72       15,770.12      6.352     6.4096      51.75%
  292     3/25/2029        353,362.68       15,316.98     6.3531     6.4072      52.02%
  293     4/25/2029        341,356.03       14,873.27     6.3529     6.4052      52.29%
  294     5/25/2029        329,680.68       14,441.09     6.3536     6.4046      52.56%
  295     6/25/2029        318,328.22       14,020.16     6.3423     6.4032      52.85%
  296     7/25/2029        307,290.40       13,610.19     6.3399     6.4097      53.15%
  297     8/25/2029        296,559.23       13,211.06     6.3403     6.4175      53.46%
  298     9/25/2029        286,126.95       12,817.09     6.3417     6.4263      53.75%
  299    10/25/2029        275,994.06       12,438.70     6.3428     6.4349      54.08%
  300    11/25/2029        266,144.57       12,070.22     6.3473      6.442      54.42%
  301    12/25/2029        256,571.24       11,711.41     6.3473      6.442      54.78%
  302     1/25/2030        247,266.98       11,362.02     6.3473      6.442      55.14%
  303     2/25/2030        238,224.90       11,022.14     6.3473      6.442      55.52%
  304     3/25/2030        229,438.48       10,692.15     6.3473      6.442      55.92%
  305     4/25/2030        220,901.71       10,369.62     6.3473      6.442      56.33%
  306     5/25/2030        212,607.34       10,055.62     6.3473      6.442      56.76%
  307     6/25/2030        204,549.14        9,749.92     6.3473      6.442      57.20%
  308     7/25/2030        196,721.00        9,452.32     6.3473      6.442      57.66%
  309     8/25/2030        189,117.00        9,162.62     6.3473      6.442      58.14%
  310     9/25/2030        181,731.34        8,880.62     6.3473      6.442      58.64%
  311    10/25/2030        174,558.37        8,606.13     6.3473      6.442      59.16%
  312    11/25/2030        167,592.58        8,338.95     6.3473      6.442      59.71%
  313    12/25/2030        160,828.58        8,078.91     6.3473      6.442      60.28%
  314     1/25/2031        154,261.15        7,825.83     6.3473      6.442      60.88%
  315     2/25/2031        147,885.16        7,579.53     6.3473      6.442      61.50%
  316     3/25/2031        141,695.63        7,339.84     6.3473      6.442      62.16%
  317     4/25/2031        135,687.70        7,106.60     6.3473      6.442      62.85%
  318     5/25/2031        129,856.62        6,879.64     6.3473      6.442      63.57%
  319     6/25/2031        124,197.78        6,658.81     6.3473      6.442      64.34%
  320     7/25/2031        118,706.65        6,443.95     6.3473      6.442      65.14%
  321     8/25/2031        113,378.84        6,234.91     6.3473      6.442      65.99%
  322     9/25/2031        108,210.06        6,031.55     6.3473      6.442      66.89%
  323    10/25/2031        103,196.13        5,833.72     6.3473      6.442      67.84%
  324    11/25/2031         98,332.97        5,641.28     6.3473      6.442      68.84%
  325    12/25/2031         93,616.61        5,454.09     6.3473      6.442      69.91%
  326     1/25/2032         89,043.16        5,272.03     6.3473      6.442      71.05%
  327     2/25/2032         84,608.84        5,094.95     6.3473      6.442      72.26%
  328     3/25/2032         80,309.97        4,922.75     6.3473      6.442      73.56%
  329     4/25/2032         76,142.95        4,755.28     6.3473      6.442      74.94%
  330     5/25/2032         72,104.28        4,592.44     6.3473      6.442      76.43%
  331     6/25/2032         68,190.53        4,434.10     6.3473      6.442      78.03%
  332     7/25/2032         64,398.39        4,280.15     6.3473      6.442      79.76%
  333     8/25/2032         60,724.59        4,130.47     6.3473      6.442      81.62%
  334     9/25/2032         57,165.97        3,984.96     6.3473      6.442      83.65%
  335    10/25/2032         53,719.44        3,843.52     6.3473      6.442      85.86%
  336    11/25/2032         50,382.00        3,706.03     6.3473      6.442      88.27%
  337    12/25/2032         47,150.70        3,572.40     6.3473      6.442      90.92%
  338     1/25/2033         44,022.69        3,442.53     6.3473      6.442      93.84%
  339     2/25/2033         40,995.18        3,316.32     6.3473      6.442      97.07%
  340     3/25/2033         38,065.44        3,193.67     6.3473      6.442     100.68%
  341     4/25/2033         35,230.83        3,074.50     6.3473      6.442     104.72%
  342     5/25/2033         32,488.77        2,958.72     6.3473      6.442     109.28%
  343     6/25/2033         29,836.74        2,846.24     6.3473      6.442     114.47%
  344     7/25/2033         27,272.28        2,736.97     6.3473      6.442     120.43%
  345     8/25/2033         24,792.99        2,630.83     6.3473      6.442     127.33%
  346     9/25/2033         22,396.56        2,527.73     6.3473      6.442     135.43%
  347    10/25/2033         20,080.70        2,427.61     6.3473      6.442     145.07%
  348    11/25/2033         17,843.20        2,330.39     6.3473      6.442     156.72%
  349    12/25/2033         15,681.90        2,235.98     6.3473      6.442     171.10%
  350     1/25/2034         13,594.70        2,144.32     6.3473      6.442     189.28%
  351     2/25/2034         11,579.54        2,055.33     6.3473      6.442     213.00%
  352     3/25/2034          9,634.44        1,944.21     6.3473      6.442     242.16%
  353     4/25/2034          7,782.17        1,861.53     6.3473      6.442     287.05%
  354     5/25/2034          5,995.17        1,781.28     6.3473      6.442     356.54%
  355     6/25/2034          4,271.63        1,681.82     6.3473      6.442     472.46%
  356     7/25/2034           2631.35         1590.23     6.3473      6.442     725.21%
  357     8/25/2034           1067.17         1073.29     6.3473      6.442    1206.88%
  358     9/25/2034              5.07            5.11     6.3473      6.442    1209.47%
 Total                                                                                    #DIV/0!
                                                                                          #DIV/0!
                                                                                          #DIV/0!